[GRAPHIC OMITTED]

                      NATIONSBANC MONTGOMERY SECURITIES LLC




--------------------------------------------------------------------------------

COLLATERAL TERM SHEET


WMC MORTGAGE CORP. AS SELLER AND SERVICER
$578,621,726 (APPROXIMATE)

MAY 11, 1998

--------------------------------------------------------------------------------



NationsBanc Montgomery Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction. 5/14/98

WMC MORTGAGE CORP.
COLLATERAL TERM SHEET





                                SUMMARY OF TERMS

SERVICER:                  WMC Mortgage Corp.

CUT-OFF DATE:              June 1, 1998

EXPECTED
SETTLEMENT:                June [5], 1998

MORTGAGE LOANS:            5,477 conventional, fully-amortizing, first
                           lien, adjustable rate closed end, one- to four-family residential mortgage loans, with remaining terms to maturity ranging from approximately 177 months to 360 months.

CONTACT:                   NationsBanc Montgomery Securities LLC
                           Mortgage Finance
                           Dan Stercay
                               (1)      386-8686





ALL TABLES ARE BASED ON INITIAL MORTGAGE LOANS. IT IS ANTICIPATED THAT APPROXIMATELY $100,000,000 OF ADDITIONAL MORTGAGE LOANS WILL BE DELIVERED PRIOR TO THE SETTLEMENT DATE AND REFLECTED IN THE PROSPECTUS SUPPLEMENT. IN ADDITION, IT IS ANTICIPATED THAT APPROXIMATELY $120,000,000 OF MORTGAGE LOANS WILL BE DELIVERED WITHIN ONE MONTH AFTER THE SETTLEMENT DATE AND PRE-FUNDED.

NationsBanc Montgomery Securities LLC
--------------------------------------------------------------------------------
THIS STRUCTURAL TERM SHEET, COLLATERAL TERM SHEET, OR COMPUTATIONAL MATERIALS, AS APPROPRIATE (THE "MATERIAL"), IS FOR YOUR PRIVATE INFORMATION AND NATIONSBANC MONTGOMERY SECURITIES LLC (THE "UNDERWRITER") IS NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITER CONSIDERS RELIABLE, BUT THE UNDERWRITER DOES NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITER MAKES NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITER AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITER IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.
5/14/98

WMC MORTGAGE CORP.
COLLATERAL TERM SHEET


                          DESCRIPTION OF THE COLLATERAL


SUMMARY

                                                                      TOTAL                MINIMUM               MAXIMUM
                                                                      -----                -------               -------
CUT-OFF DATE AGGREGATE PRINCIPAL BALANCE                             $578,621,725.65
NUMBER OF LOANS                                                                5,477
AVERAGE ORIGINAL LOAN BALANCE                                        $    105,782.85         $                     $
                                                                                            15,400.00            750,000.00
AVERAGE CUT-OFF LOAN BALANCE                                                $                $                     $
                                                                          105,645.74        15,385.58            747,810.75
WEIGHTED AVERAGE ORIGINAL LTV                                                 77.68%           10.00%                90.02%
WEIGHTED AVERAGE GROSS COUPON                                                  9.89%            5.75%                14.25%
WEIGHTED AVERAGE REMAINING TERM TO MATURITY                                   357.60              177                   360
(MONTHS)
WEIGHTED AVERAGE ORIGINAL TERM (MONTHS)                                       359.71              180                   360
WEIGHTED AVERAGE GROSS MARGIN                                                  6.72%           2.25%*                 8.50%
WEIGHTED AVERAGE GROSS LIFETIME CAP                                           16.39%          12.25%*                23.25%
WEIGHTED AVERAGE GROSS LIFETIME FLOOR                                          9.89%            5.75%                14.25%
WEIGHTED AVERAGE PERIODIC CAP                                                  1.00%            1.00%                 1.00%
WEIGHTED AVERAGE FIRST ADJUSTMENT CAP                                          2.65%            1.00%                 3.00%
--------------------------------------------------------------------------------------------------------------------------------

                                                          PERCENT OF
                                                         CUT-OFF DATE
                              RANGE                   PRINCIPAL BALANCE
                              -----                   -----------------
LEVEL PAY MORTGAGE LOANS                                           100.00%

INDEX TYPE                    6 MONTH LIBOR                        100.00%

LIEN POSITION                 FIRST                                100.00%

CREDIT GRADE                  A                                      0.16%
                              A-                                    56.05%
                              B                                     29.11%
                              C                                     10.81%
                              D                                      3.87%

--------------------------------------------------------------------------------
*WEIGHTED AVERAGE GROSS MARGINS MINIMUMS AND WEIGHTED AVERAGE GROSS LIFETIME CAP MINIMUMS DO NOT INCLUDE ZERO PERCENTS.

NationsBanc Montgomery Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
5/14/98

WMC MORTGAGE CORP.
COLLATERAL TERM SHEET


                          DESCRIPTION OF THE COLLATERAL

CUT-OFF DATE PRINCIPAL BALANCE


                                                                                  PERCENT OF TOTAL
                                                          AGGREGATE CUT-OFF       BY CUT-OFF DATE
    RANGE OF CUT-OFF DATE            NUMBER OF              DATE SCHEDULED           SCHEDULED
     PRINCIPAL BALANCES            MORTGAGE LOANS          PRINCIPAL BALANCE     PRINCIPAL BALANCE
LESS THAN 20,000.01                      38                         $712,488.74        0.12%
20,000.01 - 30,000.00                   263                        6,792,233.13        1.17%
30,000.01 - 40,000.00                   437                       15,502,638.90        2.68%
40,000.01 - 50,000.00                   492                       22,232,157.92        3.84%
50,000.01 - 60,000.00                   558                       30,937,706.52        5.35%
60,000.01 - 70,000.00                   486                       31,684,132.70        5.48%
70,000.01 - 80,000.00                   434                       32,476,555.81        5.61%
80,000.01 - 90,000.00                   366                       31,194,907.43        5.39%
90,000.01 - 100,000.00                  329                       31,336,138.80        5.42%
100,000.01 - 110,000.00                 304                       31,885,361.47        5.51%
110,000.01 - 120,000.00                 286                       32,967,210.31        5.70%
120,000.01 - 130,000.00                 203                       25,408,765.34        4.39%
130,000.01 - 140,000.00                 169                       22,751,637.56        3.93%
140,000.01 - 150,000.00                 134                       19,494,404.62        3.37%
150,000.01 - 160,000.00                 112                       17,405,721.57        3.01%
160,000.01 - 170,000.00                 106                       17,466,711.01        3.02%
170,000.01 - 180,000.00                  83                       14,589,963.04        2.52%
180,000.01 - 190,000.00                  68                       12,599,216.87        2.18%
190,000.01 - 200,000.00                  77                       15,082,903.39        2.61%
200,000.01 - 250,000.00                 179                       39,775,114.39        6.87%
250,000.01 - 300,000.00                 119                       32,400,115.42        5.60%
300,000.01 - 350,000.00                  82                       26,758,229.10        4.62%
350,000.01 - 400,000.00                  54                       20,417,664.30        3.53%
400,000.01 AND ABOVE                     98                       46,749,747.31        8.08%
                                         --                       -------------        -----
            TOTAL                      5,477                    $578,621,725.65        100.00%




NationsBanc Montgomery Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
5/14/98

WMC MORTGAGE CORP.
COLLATERAL TERM SHEET


                          DESCRIPTION OF THE COLLATERAL

ORIGINAL LOAN- TO-VALUE RATIO


                                                                                  PERCENT OF TOTAL
                                                           AGGREGATE CUT-OFF       BY CUT-OFF DATE
       RANGE OF ORIGINAL               NUMBER OF             DATE SCHEDULED           SCHEDULED
     LOAN- TO-VALUE RATIOS           MORTGAGE LOANS        PRINCIPAL BALANCE      PRINCIPAL BALANCE
     ---------------------           --------------        -----------------      -----------------
LESS THAN 30.01%                           19                     $1,075,156.95         0.19%
30.01% - 40.00%                            36                      2,832,648.10         0.49%
40.01% - 50.00%                            74                      5,697,957.15         0.98%
50.01% - 60.00%                           214                     19,252,555.50         3.33%
60.01% - 65.00%                           489                     40,420,885.12         6.99%
65.01% - 70.00%                           574                     57,143,148.43         9.88%
70.01% - 75.00%                          1,137                   108,577,968.17        18.76%
75.01% - 80.00%                          1,477                   161,445,836.20        27.90%
80.01% - 85.00%                           800                     88,117,230.93        15.23%
85.01% - 90.00%                           655                     93,672,685.77        16.19%
90.01% - 95.00%                            2                         385,653.33         0.07%
                                           -                        ------------        -----
             TOTAL                       5,477                  $578,621,725.65        100.00%



PROPERTY TYPE


                                                                                  PERCENT OF TOTAL
                                                           AGGREGATE CUT-OFF       BY CUT-OFF DATE
                                       NUMBER OF            DATE SCHEDULED            SCHEDULED
         PROPERTY TYPE               MORTGAGE LOANS        PRINCIPAL BALANCE      PRINCIPAL BALANCE
         -------------               --------------        -----------------      -----------------
2-4 F                                      59                    $7,726,145.66          1.34%
CONDO                                     199                    17,257,956.60          2.98%
DUPLEX                                    274                    25,522,317.57          4.41%
PUD (PROJECT)                              35                     3,866,983.59          0.67%
PUD (SFR)                                 281                    43,922,258.66          7.59%
SFD                                      4,566                  473,085,879.75         81.76%
TRIPLEX                                    62                     7,136,273.33          1.23%
UNKNOWN                                    1                         103,910.49         0.02%
                                           -                      -------------         -----
             TOTAL                       5,477                 $578,621,725.65         100.00%


NationsBanc Montgomery Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
5/14/98

WMC MORTGAGE CORP.
COLLATERAL TERM SHEET


                          DESCRIPTION OF THE COLLATERAL

PRODUCT TYPE



                                                                                    PERCENT OF TOTAL
                                                           AGGREGATE CUT-OFF        BY CUT-OFF DATE
                                       NUMBER OF             DATE SCHEDULED            SCHEDULED
         PRODUCT TYPE                MORTGAGE LOANS        PRINCIPAL BALANCE       PRINCIPAL BALANCE
         ------------                --------------        -----------------       -----------------
2/28 ARM                                 4,231                  $431,501,227.33          74.57%
3/27 ARM                                  312                     37,307,961.11          6.45%
5/25 ARM                                   60                      8,210,930.80          1.42%
6 M ARM                                   874                     101,601,606.41         17.56%
                                          ---                     --------------         ------
             TOTAL                       5,477                  $578,621,725.65         100.00%


REMAINING TERM TO MATURITY



                                                                                    PERCENT OF TOTAL
                                                           AGGREGATE CUT-OFF        BY CUT-OFF DATE
       REMAINING TERM TO               NUMBER OF             DATE SCHEDULED             SCHEDULE
       MATURITY (MONTHS)             MORTGAGE LOANS        PRINCIPAL BALANCE       PRINCIPAL BALANCE
       -----------------             --------------        -----------------       -----------------

0 - 180                                    10                        $923,318.11         0.16%
241 - 360                                5,467                    577,698,407.54         99.84%
                                         -----                    --------------         ------
             TOTAL                       5,477                   $578,621,725.65        100.00%


OCCUPANCY



                                                                                    PERCENT OF TOTAL
                                                           AGGREGATE CUT-OFF        BY CUT-OFF DATE
                                       NUMBER OF             DATE SCHEDULED            SCHEDULED
           OCCUPANCY                 MORTGAGE LOANS        PRINCIPAL BALANCE       PRINCIPAL BALANCE
           ---------                 --------------        -----------------       -----------------
INVESTMENT                                426                    $31,374,461.81          5.42%
PRIMARY                                  5,023                   543,525,928.63          93.93%
SECOND                                     28                       3,721,335.21         0.64%
                                           --                    ---------------         -----
             TOTAL                       5,477                  $578,621,725.65         100.00%


NationsBanc Montgomery Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
5/14/98

WMC MORTGAGE CORP.
COLLATERAL TERM SHEET


                          DESCRIPTION OF THE COLLATERAL

DOCUMENTATION

                                                                                    PERCENT OF TOTAL
                                                           AGGREGATE CUT-OFF        BY CUT-OFF DATE
                                       NUMBER OF             DATE SCHEDULED            SCHEDULED
         DOCUMENTATION               MORTGAGE LOANS        PRINCIPAL BALANCE       PRINCIPAL BALANCE
         -------------               --------------        -----------------       -----------------

FULL                                     3,646                  $375,474,122.58          64.89%
FULL/ALT                                  170                     23,618,960.77          4.08%
LITE                                      113                     14,681,347.23          2.54%
NO DOC                                     19                      2,080,159.47          0.36%
SIMPLE 65                                 399                     24,504,076.06          4.23%
STATED                                   1,130                    138,263,059.54         23.90%
                                         -----                  ----------------         ------
             TOTAL                       5,477                  $578,621,725.65         100.00%



STATE OR TERRITORY CONCENTRATION



                                                                                    PERCENT OF TOTAL
                                                            AGGREGATE CUT-OFF       BY CUT-OFF DATE
                                        NUMBER OF             DATE SCHEDULED           SCHEDULED
      STATE OR TERRITORY              MORTGAGE LOANS        PRINCIPAL BALANCE      PRINCIPAL BALANCE
      ------------------              --------------        -----------------      -----------------

CALIFORNIA                                 770                  $142,000,459.61          24.54%
WASHINGTON                                 293                    36,497,021.40          6.31%
MINNESOTA                                  405                    35,190,370.48          6.08%
ILLINOIS                                   304                    29,268,534.76          5.06%
TEXAS                                      337                    29,115,412.36          5.03%
ARIZONA                                    217                    23,925,852.15          4.13%
COLORADO                                   199                    22,575,265.90          3.90%
OREGON                                     183                    20,791,817.43          3.59%
NEVADA                                     153                    18,932,502.23          3.27%
NEW JERSEY                                 128                    17,083,920.87          2.95%
NEW YORK                                   119                    15,563,867.97          2.69%
MISSOURI                                   238                    14,453,559.51          2.50%
FLORIDA                                    156                    11,783,508.48          2.04%
OTHER                                     1,975                   161,439,632.50         27.90%
                                          -----                   --------------         ------
             TOTAL                        5,477                 $578,621,725.65         100.00%


DESCRIPTION OF THE COLLATERAL

RANGE OF MORTGAGE INTEREST RATES


                                                                                    PERCENT OF TOTAL
                                                           AGGREGATE CUT-OFF        BY CUT-OFF DATE
      RANGE OF MORTGAGE                NUMBER OF             DATE SCHEDULED            SCHEDULED
        INTEREST RATES               MORTGAGE LOANS        PRINCIPAL BALANCE       PRINCIPAL BALANCE
        --------------               --------------        -----------------       -----------------
LESS THAN 6.001%                           4                         $419,281.14         0.07%
6.001% - 6.250%                            4                          325,341.88         0.06%
6.251% - 6.500%                            1                          116,039.25         0.02%
6.501% - 6.750%                            9                          923,399.82         0.16%
6.751% - 7.000%                            11                       1,581,474.99         0.27%
7.001% - 7.250%                            20                       2,980,421.68         0.52%
7.251% - 7.500%                            33                       4,610,316.02         0.80%
7.501% - 7.750%                            36                       5,101,532.82         0.88%
7.751% - 8.000%                            73                      12,645,713.00         2.19%
8.001% - 8.250%                            84                      11,772,865.37         2.03%
8.251% - 8.500%                           175                      26,598,364.42         4.60%
8.501% - 8.750%                           167                      23,868,302.29         4.13%
8.751% - 9.000%                           334                      47,334,069.39         8.18%
9.001% - 9.250%                           216                      27,408,682.34         4.74%
9.251% - 9.500%                           452                      56,210,382.83         9.71%
9.501% - 9.750%                           387                      46,764,134.17         8.08%
9.751% - 10.000%                          610                      70,254,825.61         12.14%
10.001% - 10.250%                         370                      36,536,704.09         6.31%
10.251% - 10.500%                         502                      49,705,437.49         8.59%
10.501% - 10.750%                         707                      52,950,146.79         9.15%
10.751% - 11.000%                         458                      41,691,504.03         7.21%
11.001% - 11.250%                         299                      22,913,219.65         3.96%
11.251% - 11.500%                         215                      12,953,717.25         2.24%
11.501% - 11.750%                         120                       9,340,623.48         1.61%
11.751% - 12.000%                          92                       6,853,919.41         1.18%
12.001% - 12.250%                          43                       3,495,664.26         0.60%
12.251% - 12.500%                          16                         705,314.28         0.12%
12.501% - 12.750%                          20                       1,249,319.96         0.22%
12.751% - 13.000%                          10                         596,504.80         0.10%
13.001% - 13.250%                          5                          452,789.46         0.08%
13.251% - 13.500%                          2                          180,885.60         0.03%
13.501% - 13.750%                          1                           39,542.37         0.01%
14.001% - 14.250%                          1                           41,285.71         0.01%
                                           -                           ---------         -----
             TOTAL                       5,477                   $578,621,725.65        100.00%



NationsBanc Montgomery Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
5/14/98

WMC MORTGAGE CORP.
COLLATERAL TERM SHEET

                          DESCRIPTION OF THE COLLATERAL

GROSS MARGINS


                                                                                    PERCENT OF TOTAL
                                                           AGGREGATE CUT-OFF        BY CUT-OFF DATE
                                       NUMBER OF             DATE SCHEDULED            SCHEDULED
         GROSS MARGINS               MORTGAGE LOANS        PRINCIPAL BALANCE       PRINCIPAL BALANCE
         -------------               --------------        -----------------       -----------------
NOT AVAILABLE                              3                         $182,317.78         0.03%
4.501% - 4.750%                            2                          128,829.68         0.02%
4.751% - 5.000%                            7                          629,065.59         0.11%
5.001% - 5.250%                            4                          314,464.92         0.05%
5.251% - 5.500%                            6                          674,365.89         0.12%
5.501% - 5.750%                            33                       3,296,565.44         0.57%
5.751% - 6.000%                           206                      23,546,574.51         4.07%
6.001% - 6.250%                           847                     100,547,708.64         17.38%
6.251% - 6.500%                           880                      98,594,057.09         17.04%
6.501% - 6.750%                          1,189                    102,459,422.29         17.71%
6.751% - 7.000%                          1,295                    132,725,995.28         22.94%
7.001% - 7.250%                           742                      91,926,761.79         15.89%
7.251% - 7.500%                           180                      15,515,396.82         2.68%
7.501% - 7.750%                            49                       4,623,515.59         0.80%
7.751% - 8.000%                            29                       3,057,331.69         0.53%
8.001% - 8.250%                            4                          339,883.27         0.06%
8.251% - 8.500%                            1                           59,469.38         0.01%
                                           -                           ---------         -----
             TOTAL                       5,477                   $578,621,725.65        100.00%


NationsBanc Montgomery Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
5/14/98

WMC MORTGAGE CORP.
COLLATERAL TERM SHEET


                          DESCRIPTION OF THE COLLATERAL

MONTH OF NEXT ADJUSTMENT DATE


                                                                                     PERCENTAGE OF
                                                                                         TOTAL
                                                           AGGREGATE CUT-OFF        BY CUT-OFF DATE
        MONTH OF NEXT                  NUMBER OF             DATE SCHEDULED            SCHEDULED
       ADJUSTMENT DATE               MORTGAGE LOANS        PRINCIPAL BALANCE       PRINCIPAL BALANCE
       ---------------               --------------        -----------------       -----------------
MAY-1998                                   3                         $340,123.22         0.06%
JUNE-1998                                  10                       1,388,362.81         0.24%
JULY-1998                                  78                       8,448,061.89         1.46%
AUGUST-1998                                2                          559,643.76         0.10%
SEPTEMBER-1998                             96                      11,848,677.41         2.05%
OCTOBER-1998                              356                      39,760,724.83         6.87%
NOVEMBER-1998                             315                      37,803,790.14         6.53%
DECEMBER-1998                              13                       1,352,178.00         0.23%
JANUARY-1999                               1                          100,044.35         0.02%
MARCH-1999                                 1                           45,231.26         0.01%
MAY-1999                                   3                          182,979.47         0.03%
AUGUST-1999                                2                          137,448.96         0.02%
SEPTEMBER-1999                             16                       2,193,239.60         0.38%
OCTOBER-1999                               5                        1,315,053.88         0.23%
NOVEMBER-1999                              4                          346,649.75         0.06%
DECEMBER-1999                              27                       2,445,377.68         0.42%
JANUARY-2000                              277                      32,553,574.57         5.63%
FEBRUARY-2000                              29                       5,252,169.72         0.91%
MARCH-2000                                544                      62,071,638.32         10.73%
APRIL-2000                               1,699                    169,031,369.68         29.21%
MAY-2000                                 1,623                    155,720,794.44         26.91%
JUNE-2000                                  1                          205,700.00         0.04%
AUGUST-2000                                1                          148,297.43         0.03%
DECEMBER-2000                              2                          357,895.36         0.06%
JANUARY-2001                               8                        1,279,719.27         0.22%
FEBRUARY-2001                              2                          572,257.56         0.10%
MARCH-2001                                 9                          857,759.67         0.15%
APRIL-2001                                146                      18,203,434.08         3.15%
MAY-2001                                  143                      15,766,422.74         2.72%
JUNE-2001                                  1                          122,175.00         0.02%
JANUARY-2003                               16                       1,885,292.23         0.33%
MARCH-2003                                 14                       2,399,343.58         0.41%
APRIL-2003                                 20                       2,704,112.18         0.47%
MAY-2003                                   10                       1,222,182.81         0.21%
                                           --                       ------------         -----
             TOTAL                       5,477                   $578,621,725.65        100.00%


                          DESCRIPTION OF THE COLLATERAL

MAXIMUM MORTGAGE RATES


                                                                                    PERCENT OF TOTAL
                                                           AGGREGATE CUT-OFF        BY CUT-OFF DATE
           MAXIMUM                     NUMBER OF             DATE SCHEDULED            SCHEDULED
        MORTGAGE RATES               MORTGAGE LOANS        PRINCIPAL BALANCE       PRINCIPAL BALANCE
        --------------               --------------        -----------------       -----------------
NOT AVAILABLE                              3                         $219,786.17         0.04%
12.001% - 12.500%                          4                          419,281.14         0.07%
12.501% - 13.000%                          4                          344,067.01         0.06%
13.001% - 13.500%                          20                       2,504,874.81         0.43%
13.501% - 14.000%                          53                       7,590,737.70         1.31%
14.001% - 14.500%                         109                      17,712,436.71         3.06%
14.501% - 15.000%                         258                      38,372,312.84         6.63%
15.001% - 15.500%                         502                      71,528,703.44         12.36%
15.501% - 16.000%                         668                      83,194,311.79         14.38%
16.001% - 16.500%                         992                     116,339,449.18         20.11%
16.501% - 17.000%                         878                      87,340,342.13         15.09%
17.001% - 17.500%                        1,157                     93,759,796.97         16.20%
17.501% - 18.000%                         519                      36,248,722.60         6.26%
18.001% - 18.500%                         211                      15,970,830.91         2.76%
18.501% - 19.000%                          58                       4,145,772.87         0.72%
19.001% - 19.500%                          31                       1,901,030.43         0.33%
19.501% - 20.000%                          7                          633,675.06         0.11%
20.001% - 22.000%                          2                           80,828.08         0.01%
22.001% AND ABOVE                          1                          314,765.81         0.05%
                                           -                          ----------         -----
             TOTAL                       5,477                   $578,621,725.65        100.00%




NationsBanc Montgomery Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
5/14/98

                                    WMC MORTGAGE CORP.
                                    COLLATERAL TERM SHEET
                          DESCRIPTION OF THE COLLATERAL

MINIMUM MORTGAGE RATES


                                                                                    PERCENT OF TOTAL
                                                           AGGREGATE CUT-OFF        BY CUT-OFF DATE
            MINIMUM                    NUMBER OF             DATE SCHEDULED            SCHEDULED
        MORTGAGE RATES               MORTGAGE LOANS        PRINCIPAL BALANCE       PRINCIPAL BALANCE
        --------------               --------------        -----------------       -----------------
5.501% - 7.000%                            29                      $3,365,537.08         0.58%
7.001% - 7.250%                            20                       2,980,421.68         0.52%
7.251% - 7.500%                            33                       4,610,316.02         0.80%
7.501% - 7.750%                            36                       5,101,532.82         0.88%
7.751% - 8.000%                            73                      12,645,713.00         2.19%
8.001% - 8.250%                            84                      11,772,865.37         2.03%
8.251% - 8.500%                           175                      26,598,364.42         4.60%
8.501% - 8.750%                           167                      23,868,302.29         4.13%
8.751% - 9.000%                           334                      47,334,069.39         8.18%
9.001% - 9.250%                           216                      27,408,682.34         4.74%
9.251% - 9.500%                           452                      56,210,382.83         9.71%
9.501% - 9.750%                           387                      46,764,134.17         8.08%
9.751% - 10.000%                          610                      70,254,825.61         12.14%
10.001% - 10.250%                         370                      36,536,704.09         6.31%
10.251% - 10.500%                         502                      49,705,437.49         8.59%
10.501% - 10.750%                         707                      52,950,146.79         9.15%
10.751% - 11.000%                         458                      41,691,504.03         7.21%
11.001% - 11.250%                         299                      22,913,219.65         3.96%
11.251% - 11.500%                         215                      12,953,717.25         2.24%
11.501% - 11.750%                         120                       9,340,623.48         1.61%
11.751% - 12.000%                          92                       6,853,919.41         1.18%
12.001% - 13.000%                          89                       6,046,803.30         1.05%
13.001% - 14.000%                          8                          673,217.43         0.12%
14.001% - 16.000%                          1                           41,285.71         0.01%
                                           -                           ---------         -----
             TOTAL                       5,477                   $578,621,725.65        100.00%


NationsBanc Montgomery Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
5/14/98